Current Tax Receivables and Payables - Summary of Current Tax Receivables and Payables (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CURRENT TAX RECEIVABLES AND PAYABLES
Monthly provisional tax payments	$ 37,544,939	$ 54,863,660
Tax credit for absorbed profits	15,037,217	10,177,809
Minimum presumed income	191,118	5,000
Other		118,239
Total	52,773,274	65,164,708
Income tax	12,541,174	66,933,261
Current tax liabilities	$ 12,541,174	$ 66,933,261